Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of ZAIS Financial Corp. (the “Company”) for the period ended December 31, 2012 to be filed with the Securities and Exchange Commission on or about the date hereof (the “report”), I, Michael Szymanski, Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: March 28, 2013

	By:	/s/ Michael Szymanski
		Name:	Michael Szymanski
		Title:	Chief Executive Officer and President